UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2005

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER MASTER OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-106332-02	26-6015118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Stanton Christiana Drive, Newark, Delaware	19713

(Address of principal executive offices)	(Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     Attached hereto is a copy of the Monthly Noteholders’ Statement relating to the distributions made on the March 15, 2005 Payment Date to the holders of the Auto Dealer Loan Asset Backed Notes issued by DaimlerChrysler Master Owner Trust.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a) Financial statement of businesses acquired:

None

(b) Pro forma financial information:

None

(c) Exhibits:

Exhibit 99:           Monthly Noteholders’ Statement, relating to the March 15, 2005 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	DaimlerChrysler Master Owner Trust (Registrant) DaimlerChrysler Services North America LLC, as Servicer

By:	/s/ Mark L. Davis

Mark L. Davis Assistant Controller

Date: March 17, 2005

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Monthly Noteholders’ Statement, relating to the March 15, 2005 Payment Date.

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